UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2019

Carolina Trust BancShares, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	000-55683	81-2019652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina	28092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 735-1104

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common stock, par value $2.50 per share	CART	The Nasdaq Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2019, the Company held its Annual Meeting.  There were five proposals submitted to shareholders at the Annual Meeting. In the case of Proposal 1, all of the Board of Directors’ nominees were approved and elected to serve on the Company’s Board of Directors. Each of Proposals 2, 4, and 5 were approved by the shareholders entitled to vote at the Annual Meeting by the requisite vote. With respect to Proposal 3, Company shareholders elected every “1 Year” as the preferred frequency for future say-on-pay votes regarding the compensation paid to our named executive officers.  Having received such advisory vote, the Company’s board of directors determined to hold future say-on-pay votes on an annual basis.

The proposals below are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, as filed with the SEC on April 11, 2019.

The voting results at the Annual Meeting were as follows:

Proposal 1: Proposal to elect eight nominees to the Board of Directors for one-year terms.

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

Bryan Elliott Beal	4,852,442	121,605	2,019,148
Rose B. Cummings	4,772,969	201,078	2,019,148
Scott C. Davis	4,912,205	61,842	2,019,148
Jerry L. Ocheltree	4,913,250	60,797	2,019,148
Johnathan L. Rhyne, Jr.	4,910,225	63,822	2,019,148
Frederick P. Spach, Jr.	4,851,710	122,337	2,019,148
Ralph N. Strayhorn III	4,917,813	56,234	2,019,148
Jim R. Watson	4,901,485	72,562	2,019,148

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes

3,932,458	916,053	125,536	2,019,148

Proposal 3: Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation.

1 Year	2 Years	3 Years	Abstain

4,662,450	37,135	151,886	122,576

Proposal 4: Proposal to approve an amendment to the Company’s articles of incorporation to increase the authorized shares of common stock.

For	Against	Abstain	Broker Non-Votes

6,362,818	491,647	138,730	0

Proposal 5: Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes

6,898,182	81,042	13,971	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carolina Trust BancShares, Inc.

Date: May 24, 2019	By:	/s/ Edwin E. Laws
Name: Edwin E. Laws
Title: EVP and Chief Financial Officer